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Exhibit 10.1

FIRST MODIFICATION OF LEASE

          This First Modification of Lease ("Modification") is dated March 26,
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2001, between Fair Center Office Associates, L.L.C. ("Landlord") and Information
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Analysis, Inc. ("Tenant").
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RECITALS
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R-1    The Landlord and Tenant entered into that particular Lease as of December
       20, 1996, (the "Lease"), that particular Addendum #1 as of March 3, 1997, and that particular Addendum #2 as of April 11, 1997, for a portion of the Fair Center Office Building located in Fairfax County known as 11240 Waples Mill Road, Fairfax, Virginia 22030, consisting of the following approximate square feet of rentable space as described in the Lease as "Premises":

           1.  "Part A of the Premises" (Suite 400): 15,023 square feet
           2.  "Part B of the Premises" (Suite 202): 3,257 square feet
           3.  "Part C of the Premises" (Suite 306): 1,754 square feet

R-2    Landlord and Tenant wish to amend the Lease as provided herein.

       In consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

           1)  Modification of Lease.  Landlord and Tenant agree that the Lease
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is hereby modified as follows:

               A) Article I, "The Premises", Section 1.1: Part A of the Premises
                                                     ---
shall be reduced from fifteen thousand twenty-three (15,023) square feet of
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rentable area on the fourth (4th) floor (the "Initial Premises") of Fair Center
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Office Building to exclude approximately seven
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thousand six hundred eighty-nine (7,689) square feet on the fourth (4th) floor
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(the "Excluded Premises"), as shown in Exhibit A-1. The total reduced square footage for Part A of the Premises shall be seven thousand three hundred thirty-
                                            ------------------------------------
four (7,334) square feet of rentable space (the "Reduced Premises"), as shown in
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Exhibit A-1 and rent will reduce accordingly. Landlord agrees that Tenant's
Suite number will remain Suite 400.

               B) Landlord shall deliver at its sole costs, the Excluded Premises to Tenant with the changes described below:

                   1) Landlord will demise the Excluded Premise from the Reduced
                      Premises as shown in Exhibit A-1 and be responsible for all costs to accomplish such.

                   2) Landlord at its sole cost shall install a "double door" in the Reduced Premises, as shown in Exhibit A-1. Such door shall be building standard double doors.

     2)  Rent Abatement.  Landlord agrees to abate $7,000.00 of Tenants rent for
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the month of March 2001.  Landlord agrees that Tenant is not responsible to pay
March's 2001 rent until April 1, 2001. Additionally, Landlord agrees to waive all late notices that have been sent to date.

     3)  Leasing Commissions.  Landlord agrees to pay Irving Group
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$7,568.86 as broker for Tenant in this transaction.  If Landlord does not pay
Irving Group such amounts by April 30, 2001, Tenant has the right to offset rent and pay Irving Group directly for any unpaid sums. Landlord acknowledges that Tenant has not dealt with any other broker and Tenant is not responsible for any brokerage fees in connection with this transaction.

     4)  Reaffirmation of Lease.  Except as modified herein, the
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Lease is hereby reaffirmed and ratified.
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         IN WITNESS WHEREOF, the parties have executed the First Modification of Lease intending same to be effective the date indicated in the first paragraph of this First Modification of Lease, having executed the First Modification of Lease on the date indicated below to their name.

WITNESS

LANDLORD: Fair Center Office Associates, L.L.C.


                                         By:
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                                         Printed Name:
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                                         Title:
                                               ------------------------------
                                         Date:
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WITNESS                                  TENANT: Information Analysis, Inc.


                                         By:
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                                         Printed Name:
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                                         Title:


                                         Date: